Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Global Long/Short Equity Fund

Supplement dated November 7, 2019 to the Prospectus and

Summary Prospectus, each dated December 28, 2018, as supplemented

Fund Liquidation

On November 6, 2019, the Board of Directors of BMO Funds, Inc. (the “Board”) approved a Plan of Liquidation (the “Plan”) for the BMO Global Long/Short Equity Fund (the “Fund”), subject to shareholder approval, upon the recommendation of BMO Asset Management Corp. (the “Adviser”) to liquidate the Fund. After considering a variety of factors, the Board concluded that it was in the best interests of the Fund and its shareholders that the Fund be closed and liquidated.

Shareholders will receive a proxy statement discussing the Board’s decision to recommend liquidation of the Fund and requesting that shareholders vote to approve the Plan at a special meeting of shareholders. If the Plan is approved by shareholders, the Fund will be liquidated on December 23, 2019 or such other date as determined by management (the “Liquidation Date”).

Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of the Fund as of the Liquidation Date. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

Fund Closure to New Investors

The Board also approved the Adviser’s recommendation to limit new investments in the Fund. Accordingly, effective November 8, 2019 (the “Closing Date”) the Fund will close to new investors except that retirement plans that have approved the inclusion of the Fund as an investment option for participants prior to the Closing Date may purchase Fund shares on behalf of existing and new participants. Existing shareholders may continue to purchase Fund shares following the Closing Date.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify an exception, and reopen the Fund to new shareholders at any time.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. You can make only one rollover from an IRA to another IRA in any 12-month period. Any subsequent distribution from an IRA within the 12-month period would be included in your gross income. If you receive a distribution from a 403(b)(7) Custodial Account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.